UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         AMENDMENT NO. 1 TO SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant  [X]     Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                               RADIX MARINE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         [Radix Marine Inc. Letterhead]

June , 2004

Dear Shareholders:

Enclosed are proxy materials for the Radix Marine annual meeting scheduled to be held on ___________, 2004.

To obtain funding for working capital and product development purposes, we entered into a Securities Purchase Agreement with an accredited investor on March 17, 2004 for the sale of $300,000 in convertible debentures and warrants to buy 3,000,000 shares of our common stock. In connection with this financing, we are asking shareholders to approve an amendment to the company's Certificate of Incorporation to increase the number of authorized shares from 75,000,000 to 250,000,000.

If our shareholders fail to approve this proposal, we may not be able to meet our obligations under the financing described above and will be in default pursuant to the terms of those agreements.

Management believes that is it highly likely that such default would require the company to repay the amount borrowed pursuant to those agreements, including interest and penalties, which would cause the company to substantially curtail or cease its operations and may result in a total loss of your investment in Radix Marine.

At the Annual Meeting, the Company's stockholders are also being asked to approve the 2004 Employee Stock Incentive Plan and to authorize 5,000,000 shares of Common Stock for issuance under the Plan.

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
               THAT YOU VOTE "FOR" ALL OF THE COMPANY'S PROPOSALS

Please promptly vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed Proxy card. Your continued interest in and support of the Company are sincerely appreciated.

Sincerely,

Kathleen Bright
Chairman, President & CEO

Should you have any questions or need assistance voting your proxy, please contact Advantage Proxy at (800) 238-3410. When prompted please enter access code for Radix Marine by pressing 34 on your key pad.

                               RADIX MARINE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2004

To the shareholders of Radix Marine, Inc.:

      You are cordially invited to attend the Annual Meeting of Shareholders of Radix Marine, Inc. (the "Company"), which will be held at * , on *, 2004, at * a.m. (local time), to consider and act upon the following matters:

      (1) To elect a board of five directors to hold office until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified (Proposal No. 1);

      (2) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 common stock to 250,000,000 (Proposal No. 2);

      (3)   To adopt the 2004 Stock Incentive Plan (Proposal No. 3);

      (4) To ratify the selection of Jonathon P. Reuben, C.P.A., as our auditors for the fiscal year ending June 30, 2004 (Proposal No. 4);

      (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed *, 2004 (the "Record Date") as the record date for this Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at this Annual Meeting and at any adjournments thereof.

You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 is considered untimely if it is not received by the Company within a reasonable amount of time prior to mailing of the proxy materials.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy, a copy of our annual report to shareholders and our most recent quarterly report. Our annual and quarterly reports are not a part of this proxy statement.

                                       By Order of the Board of Directors

                                       Kathleen R. Bright
                                       Chairman of the Board

9119 Ridgetop Blvd. Suite 260
Silverdale, Washington 98383
(360) 692-6446
* , 2004

                               RADIX MARINE, INC.
                          9119 RIDGETOP BLVD. SUITE 260
                          SILVERDALE, WASHINGTON 98383
                                 (360) 692-6446

                                 --------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2004

GENERAL

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Radix Marine, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at *, 2004 , on * , at * a.m., and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy will be mailed on or about *, 2004 to all shareholders entitled to vote at the Annual Meeting.

VOTING BY PROXY

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

          If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

     o    "FOR" the election of all of our nominees for directors;

     o "FOR" the amendment to our Articles of Incorporation to increase the number of our authorized shares from 75,000,000 common stock to 250,000,000;

     o    "FOR" the ratification of the 2004 Stock Incentive Plan; and

     o "FOR" the ratification of Jonathon P. Reuben, C.P.A. as our auditors for the fiscal year ending June 30, 2004.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

SOLICITATION OF PROXIES

           We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy materials. The original solicitation of Proxies by mail may be supplemented by solicitation in person, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees. Our officers and employees will not receive any additional compensation for soliciting proxies.

VOTING RIGHTS AND OUTSTANDING SHARES

           The Board of Directors has fixed the close of business on *, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the Record Date,
* shares of our common stock, $.001 par value, were issued and outstanding. You are entitled to one vote for each share of common stock you hold. Except as described herein, no preemptive, subscription, or conversion rights pertain to the common stock and no redemption or sinking fund provisions exist for the benefit thereof.

           The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

           The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve proposals 1 and 3. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to approve proposal 2. As of the Record Date, our officers and directors held of record or beneficially * shares (not including options to buy
* shares that are currently exercisable at prices above the market price of the shares) or *% of our issued and outstanding common stock. Our officers and directors have indicated their intention to vote "for" each of the proposals described in this Proxy Statement.

REVOCATION OF PROXIES

           You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 9119 Ridgetop Blvd. Suite 260, Silverdale, Washington 98383.

DISSENTER'S RIGHT OF APPRAISAL

           No action will be taken in connection with the proposals by our board of directors or the voting shareholders for which Nevada law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

SHAREHOLDER PROPOSALS

           The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act") is March 15, 2005. The deadline for submitting a shareholder proposal that is not to be included in such proxy statement and proxy is also March 15, 2005. If a shareholder proposal is received after March 15, 2005, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2005 Annual Meeting of Shareholders.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Board of Directors proposes the election of the nominees named below, each of whom is currently a member of our Board of Directors previously elected by shareholders. There is no cumulative voting for the election of directors.

           Unless authorization to do so is withheld, proxies received will be voted FOR the three nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE COMPANY.

           The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

----------------------------------------------- --------------------------------------- --------------------------------------------
NAME                                            AGE                                     POSITION

----------------------------------------------- --------------------------------------- --------------------------------------------
Kathleen R. Bright                              47                                      Director,   Chief  Executive   Officer  and
                                                                                        President

----------------------------------------------- --------------------------------------- --------------------------------------------
Roy A. H. Rainey                                49                                      Director and Secretary

----------------------------------------------- --------------------------------------- --------------------------------------------
Roger Janssen                                   39                                      Director

----------------------------------------------- --------------------------------------- --------------------------------------------
Lieutenant  General  William J. Hilsman,  U.S.  72                                      Director
Army (RET.)

----------------------------------------------- --------------------------------------- --------------------------------------------
Glenn Turcotte                                  64                                      Director

----------------------------------------------- --------------------------------------- --------------------------------------------

           All directors hold office until the next annual meeting of shareholders and until their successors are elected. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. Directors do not receive cash compensation for their services to us as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. Biographical resumes of each officer and director are set forth below.

KATHLEEN R. BRIGHT, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR, has over twenty five years in defense contract management, business development, managerial accounting, human resources, training systems, logistics, and environmental and security programs. She holds a Bachelor's in Mathematics from the University of Washington and a Master's in Business Administration from University of Phoenix. Ms. Bright served as the President of Integrated Maritime Platforms International, Inc., our wholly owned subsidiary, for three years. Prior experience in defense contract management includes Contract Administrator for the Naval Undersea Warfare Center (NUWC) Environmental, Hazardous Materials, and Industrial Engineering Services Contract ($16m);Trident IR2 Engineering Services Contract($1.5m); NAVSHIPYD Public Works Department Engineering Services Contract ($5 m); and Planning and Engineering for Aircraft Carriers Service Contract ($2.5 m).

ROY A. H. RAINEY, DIRECTOR AND SECRETARY, has more than twenty-five years of law and business experience in the State of Washington. After combining an undergraduate degree in Accounting with a law degree from the University of Washington, he joined a law firm in Bremerton, Washington handling an entire range of civil and criminal matters. Mr. Rainey served from 1987 through 1991 as

Judge of the Bremerton Municipal Court. In 1991, Judge Rainey was recognized by the Washington State Bar Association as the outstanding judge in the State of Washington. For the last twelve years Mr. Rainey has maintained a private practice as an attorney in Silverdale, Washington. His practice emphasizes real property, business, and estate planning and probate law.

ROGER JANSSEN, DIRECTOR, has over twenty years of experience in the manufacturing industry. For the past fourteen years he has owned and operated his own business in the greater Seattle area. Specific clients include Microsoft, Boeing, Starbucks Corporation, Precor, and Eldec. Mr. Janssen has guided several manufacturing firms during their start up phase with a strong focus on procurement excellence.

LIEUTENANT GENERAL WILLIAM J. HILSMAN, U.S. ARMY (RET.), DIRECTOR, is co-founder and Chief Executive Officer of DTI International, Inc. (DTI), a Philadelphia-based consulting company specializing in information system technology, distributed learning technologies and programs, and Homeland Security IT solutions. Before forming DTI, Mr. Hilsman was with InterDigital Communications Corporation for over ten years. InterDigital is a pioneer in digital wireless local loop systems using TDMA and CDMA technology. Mr. Hilsman joined InterDigital as one of the founders of the company in 1983, and served as President, Chief Executive Officer and Chairman of the Board for over ten years. Prior to joining InterDigital, Mr. Hilsman was Chief of Defense Communications and Manager of the National Communications System in Washington, D.C., where he was responsible for the DoD worldwide communications and command and control systems. He also led the government planning on the response to AT&T's divestiture of the Bell System operating companies. During his military career, he served in a number of key posts, including Commanding General of the Army's Research and Development Laboratories at Fort Monmouth, New Jersey, Commanding General of the U.S. Army Communications Training Center at Fort Gordon, Georgia, and President of the US Army Combat Arms Training Board (CATB) at Fort Benning, Georgia. Mr. Hilsman's tours of duty included the 1st Infantry Division, the 9th Infantry Division, and the 4th Armored Division of the US Army.

Mr. Hilsman currently serves on the Army Science Board Summer Study on the Future Combat System in Urban Combat, Stabilization and Peacekeeping Operations. He recently chaired the National Guard and Reserve Forces panel on the Defense Science Board Summer Study on the Role of the Department of Defense in Homeland Security. Mr. Hilsman was also a member of the Defense Science Board's task force on Training for Future Conflicts. In addition, Mr. Hilsman has served as a member of the Defense Science Board Summer Study on Tactics and Technology for Army 21st Century Military Superiority, as a consultant to the Army Science Board in distance learning, and as a consultant to the Defense Advanced Research Projects Agency (DARPA). He initiated and later served on the President's National Security Telecommunications Advisory Committee (NSTAC), a committee composed of chief executive officers from the telecommunications and information systems industry, advising the President on issues of national security and emergency preparedness. In addition, Mr. Hilsman is the founder and Chairman Emeritus of the National Science Center, Inc., a not-for-profit corporation in partnership with the United States Army and the private sector, dedicated to motivating America's youth to pursue education and careers in math and science. He also chairs the National Guard's Bureau (NGB) Strategic Issues Task Force to address the roles and missions of the NGB information technology systems in the year 2010. Mr. Hilsman led the Institute for Defense Analysis study team on distributed learning, strategic planning for the Army Training Support Center, and training of the digital army of the future. Mr. Hilsman graduated from the United States Military Academy at West Point in 1954 and, in 1962, received a Masters Degree in Electrical Engineering with a major in Computer Science from Northeastern University in Boston, Massachusetts. Mr. Hillsman attended the Army's Command and General Staff College at Fort Leavenworth and the Industrial College of the Armed Forces in Washington, DC.

Mr. Hilsman serves on three non-profit Boards of Directors today: the National Science Center, Inc., the Community Learning and Information Network, and the Network for Instructional TV, Inc., all dedicated to improving education and career opportunities for America's youth.

GLENN TURCOTTE, DIRECTOR, since 1976, has served in various capacities for Katy Industries, Inc., a company engaged in the production of maintenance and electrical products. From June 1995 through June 2001, Mr. Turcotte served as an Executive Vice President and Director of Katy. In June 2001, Mr. Turcotte resigned from Katy Industries, Inc. as a result of a change in control of the company. Mr. Turcotte also served on the Board of Directors for USA/Republic of China Economic Council. Mr. Turcotte graduated from the University of Minnesota in 1962.

MEETINGS

           The Board of Directors has one regularly scheduled meeting each year. Additional meetings may be called as the need arises. During the 2003 fiscal year, the Board of Directors held no meetings but approved 37 actions through the use of written consents in lieu of holding meetings.

AUDIT COMMITTEE

        The audit committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. The audit committee consists of Roy Rainey and Roger Janssen. Roy Rainey serves as the financial expert on the Audit Committee, and is considered to be independent.

                             EXECUTIVE COMPENSATION

The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal year ending June 30, 2003, 2002 and 2001 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                             Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Kathleen Bright           2003   10,080(1)         0            0           --           --           --            --
  President and CEO       2002   25,920(1)         0            0           --           --           --            --
                          2001        0            0            0           --           --           --            --



(1) Represents a salary received from our wholly-owned subsidiary, Integrated Maritime Platforms International, Inc.

OUTSTANDING STOCK OPTIONS

We have not granted any stock options and do not have any outstanding stock options. Accordingly, our officers and directors do not hold any options to purchase shares of our common stock.

COMPENSATION OF DIRECTORS

Our directors do not receive cash compensation for their services as directors or members of committees of the board.

EMPLOYMENT AGREEMENT

We do not have any employment agreements currently in effect.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the purchase of Integrated Maritime, the Company assumed an obligation evidenced by a promissory note owed to Team One USA, Inc. that Integrated owed on the purchase of its contract to develop the Unmanned Surface Vehicle. Under the terms of the obligation, total payments cannot exceed $750,000 and the note matures on April 25, 2005. Upon the maturity of the note, any remaining amounts due under the note are forgiven. However, during the term of the Note, the Company is required to pay the holder 20% of all amounts raised and from the profit received under the contract.

The obligation and the related asset were valued at the estimated present value of the expected future payments over the term of the note of $520,512. In calculating the present value the Company used an interest rate of 8% per annum. In addition, the Company accrued interest on this obligation during the nine-months ended March 31, 2004 totaling $73,421 and the Company paid $39,635 towards this obligation. The balance due at March 31, 2004 was $432,535. This promissory note is owed to Team One USA, Inc. Roy Rainey and Kathy Bright, officers and directors of the Company, are shareholders of Team One USA, Inc.

Presently, in connection with loans made to the Company, the Company owes other related parties a total of $199,379, which is unsecured, non-interest bearing and due on demand. Of the amounts owed, $22,251 is owed to Bruce Tomiyama (former director), $8,967 is owed to Jerry Fulton (the father in law of Roger Janssen, a director of the Company,) $119,161 is owed to Key Manufacturing of which Roger Janssen serves on the board of directors), $20,000 is owed to Terry Burke (former director) and Kathy Bright, an executive officer and director is owed $29,000.

During the nine-months ended March 31, 2004 the Company issued 3,617,189 shares of its common stock in the exchange for the cancellation of $168,900 of indebtedness to related parties, which such parties included shareholders of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 5, 2004

o by each person who is known by us to beneficially own more than 5% of our common stock;

o by each of our officers and directors; and

o by all of our officers and directors as a group.

Name and Address             Amount and Nature                   Percent
Of Beneficial Holder         of Beneficial Ownership(1)  of Beneficial Ownership
--------------------         -----------------------      -------------
Roger Janssen                        3,612,500                    6.1%
403 Kenrick Place
Burlington, WA  98233

Kathleen Bright                      1,750,000                    2.9%
4105 Kennedy Dr.
Bremerton, WA  98310

Roy Rainey                           1,400,000                    2.4%
1854 Kint Drive
Bremerton, WA  98311

Monica Langfeldt                       250,000                    *
326 E 65th Street #19
New York, NY  10021

Scott Edwards
P.O. Box 207
Keyport, WA   98345                          0                     *

Executive Officers and Directors     6,612,500                  11.1%
As A Group

* Less then one percent.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 5, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based on 59,571,655 shares of common stock outstanding.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

           To our knowledge, based solely on a review of copies of reports furnished to us and certain written representations, during the fiscal year ended June 30, 2003 and prior fiscal year ended June 30, 2002, all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten-percent beneficial owners were complied with in so far that there were no late reports, all transactions were reported on a timely basis and there were no known failures to file a required form.

                                   PROPOSAL 2
    APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE NUMBER
      OF AUTHORIZED SHARES FROM 75,000,000 OF COMMON STOCK TO 250,000,000


           On March 17, 2004, the Board of Directors authorized an amendment to our Certificate of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article Four would be amended to read as follows and would be filed with the Nevada Secretary of State:

                     "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                     The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                     Class        Par Value    Authorized Shares          Total
                     -----        ---------    -----------------          -----

                     Common       $0.001        250,000,000            $250,000
                     Preferred    $0.001         25,000,000              25,000
                                                -----------              ------


                     Totals:                    275,000,000            $275,000


           As of the Record Date, a total of * shares of the Company's currently authorized 75,000,000 shares of Common Stock are issued and outstanding. The increase in authorized common stock will be used for issuance of common stock underlying convertible debentures and warrants that may be converted into an estimated 55,928,571 shares of common stock as of April 30, 2004. The number of shares of common stock issuable upon conversion of the outstanding convertible debentures may increase if the market price of our stock declines. The sale of these shares may adversely affect the market price of our common stock. The following is a description of our current financings:

March 2004 Financing

           To obtain funding for working capital and product development purposes, we entered into a Securities Purchase Agreement with La Jolla Cove Investors, Inc., a private equity fund, on March 17, 2004 for the sale of (i) $300,000 in convertible debentures and (ii) warrants to buy 3,000,000 shares of our common stock. The reason for issuing the convertible debentures and warrants, which are convertible into shares of common stock, is that management of the Company had examined all possible avenues of financing and determined that this funding was the best available and, in order to fully implement its business plan, the Company elected to pursue this financing.

           The investors provided us with an aggregate of $300,000 as follows:

     o    $250,000 was disbursed to us on March 18, 2004; and

     o $50,000 was retained for services provided to our company by various professionals, which was disbursed upon effectiveness of this registration statement.

           The debentures bear interest at 7 3/4%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholder's option. The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $0.20 or (ii) eighty percent of the of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. In addition, the selling stockholder is obligated to exercise the warrant concurrently with the submission of a conversion notice by the selling stockholder. The warrant is exercisable into 3,000,000 shares of common stock at an exercise price of $1.00 per share.

           The investor has contractually agreed to restrict its ability to convert or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

           As of April 30, 2004, $300,000 principal amount of secured convertible debentures were issued and outstanding pursuant to the Securities Purchase Agreement dated March 2004. The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $0.20 or
(ii) eighty percent of the of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. The significant downward pressure on the price of the common stock as the debenture holders convert and sell material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The debenture holders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of debentures, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

           The issuance of shares upon conversion of the convertible debentures and exercise of warrants may result in substantial dilution to the interests of other stockholders since the debenture holders may ultimately convert and sell the full amount issuable on conversion. Although all of the debenture holders combined may not convert their convertible debentures and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the debenture holders from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the debenture holders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

           Our obligation to issue shares upon conversion of our convertible debentures is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our convertible debentures (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price of $.07 on April 30, 2004.

                                                                                                               Number % of
           % Below               Price Per                With Discount             of Shares                  Outstanding
           Market                  Share                      at 20%                 Issuable                     Stock
           -------               ---------                -------------             ---------                  -----------
           25%                    $.0525                      $.042                 75,571,429                    55.92%
           50%                    $.0350                      $.028                114,857,143                    65.85%
           75%                    $.0175                      $.014                232,714,286                    79.62%

           As illustrated, the number of shares of common stock issuable upon conversion of our convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing shareholders.

           SHAREHOLDER APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION WOULD MEAN THAT WE WOULD HAVE MORE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE. SHAREHOLDERS DO NOT HAVE ANY PREEMPTIVE OR SIMILAR RIGHTS TO SUBSCRIBE FOR OR PURCHASE ANY ADDITIONAL SHARES OF COMMON STOCK THAT MAY BE ISSUED IN THE FUTURE, AND THEREFORE, FUTURE ISSUANCES OF COMMON STOCK MAY, DEPENDING ON THE CIRCUMSTANCES, HAVE A DILUTIVE EFFECT ON THE EARNINGS PER SHARE, VOTING POWER AND OTHER INTERESTS OF THE EXISTING SHAREHOLDERS. IF OUR SHAREHOLDERS FAIL TO APPROVE THIS PROPOSAL, WE MAY NOT BE ABLE TO MEET OUR OBLIGATIONS UNDER THE FINANCINGS DESCRIBED IN THIS PROPOSAL 2 AND WILL BE IN DEFAULT PURSUANT TO THE TERMS OF THOSE AGREEMENTS. MANAGEMENT OF THE COMPANY BELIEVES THAT IT IS HIGHLY LIKELY THAT SUCH DEFAULT WOULD REQUIRE THE COMPANY TO REPAY THE AMOUNT BORROWED PURSUANT TO THOSE AGREEMENTS, INCLUDING INTEREST AND PENALTIES, WHICH WOULD CAUSE THE COMPANY TO SUBSTANTIALLY CURTAIL OR CEASE ITS OPERATIONS, AND MAY RESULT IN A TOTAL LOSS OF YOUR INVESTMENT IN THE COMPANY.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                 PROPOSAL NO. 3

               APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2004 Employee Stock Incentive Plan (the "2004 Incentive Plan") and to authorize 5,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2004 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's President, Kathleen R. Bright, at the Company's principal offices 9119 Ridgetop Blvd. Suite 260, Silverdale, Washington 98383.

GENERAL

The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 2,000,000 shares of Common Stock for issuance under the 2004 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

The 2004 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2004 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 STOCK INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the 2004 Incentive Plan and the reservation of 12,500,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2003 Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

                                   PROPOSAL 4
                      RATIFICATION OF SELECTION OF AUDITORS

           Our independent auditors for the year ended June 30, 2003 were Johnathon P. Reuben, C.P.A., independent public accountants. The Board of Directors has also selected Johnathon P. Reuben, C.P.A. to serve as our auditors for the fiscal year ending June 30, 2004. Representatives of Johnathon P. Reuben, C.P.A. are not expected to be present at the Annual Meeting.

       1              2              3              4              5
--------------------------------------------------------------------------------
FISCAL YEAR      AUDIT FEES     AUDIT-RELATED  TAX FEES       ALL OTHER FEES
ENDING                          FEES
--------------------------------------------------------------------------------
YEAR ENDED      $23,203         --             --             --
--------------------------------------------------------------------------------
JUNE 30, 2003
YEAR ENDED      $11,800         --             --             --
JUNE 30, 2002

The following is a description of all services rendered:

AUDIT FEES - fees billed for services rendered by the auditor for the audit of the annual financial statements and review of the quarterly financial statements.

AUDIT-RELATED FEES - fees billed for assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the company's financial statements and are not reported under Audit Fees. TAX FEES - fees billed for services rendered by the auditor for tax compliance, tax advice, and tax planning.

ALL OTHER FEES - fees billed for products and services provided by the auditor, other than the above services.

AUDIT COMMITTEE

           The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                           ANNUAL AND QUARTERLY REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 and our Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to the Company at 9119 Ridgetop Blvd. Suite 260, Silverdale, Washington 98383. The Annual Report and Quarterly Report are not incorporated in, and are not a part of, this Proxy Statement and is not proxy-soliciting material. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

                                  OTHER MATTERS

           The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying Proxy will have discretionary authority to vote all proxies in accordance with their best judgment with respect to such matters.

Silverdale, Washington                 By Order of the Board of Directors
* , 2004

                                [Form of Proxy]

                               RADIX MARINE, INC.
                          9119 RIDGETOP BLVD. SUITE 260
                          SILVERDALE, WASHINGTON 98383

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

           The undersigned, as a shareholder of common stock of Radix Marine, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on * , at
* a.m., at _______________, and hereby further revokes all previous proxies and appoints Kathleen R. Bright as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to hold office until the 2004 Annual Meeting of Shareholders and until their respective successors are elected and qualified:


Kathleen R. Bright
Roger Janssen
Roy A. H. Rainey
Lieutenant General William J. Hilsman, U.S. Army (RET.)
Glenn Turcotte

      [ ] AUTHORITY GRANTED to vote for nominees                [ ] AUTHORITY WITHHELD to vote for all
          listed above, except as indicated to the                  nominees listed above.
          contrary below.

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                   ------------------------------------------


(2) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares from 75,000,000 common stock to 250,000,000.

     [ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

(3)  To approve the adoption of the 2004 Stock Incentive Plan.

     [ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

(4) The ratification of the selection of Johnathon P. Reuben, C.P.A., as the Company's auditors for the fiscal year ending March 31, 2004.

     [ ] FOR                      [ ] AGAINST                    [ ] ABSTAIN

The shares represented by this proxy will be voted as directed by the shareholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2) and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Shareholders for fiscal year ended June 30, 2003 and the Quarterly Report for the quarter ended December 31, 2003.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THIS MEETING.

                           Dated:                    , 2004
                                 --------------------


                           ----------------------------------------
                           (Signature)


                           ----------------------------------------
                           (Signature of joint owner or additional trustee)

                           Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.